UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2020

Rivulet Media, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296

 (Address of Principal Executive Offices) (Zip Code)

(480) 225-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01
Completion of Acquisition or Disposition of Assets.

As of May 28, 2020, Rivulet Media, Inc., a Delaware corporation (“Rivulet Media” or the “Company”), Maughan Music, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Maughan Music Group LLC, an Arizona limited liability company (the “Target”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Target merged with and into Merger Sub (the “Merger”) and the separate existence of the Target ceased. Merger Sub continued as the surviving corporation of the Merger (the “Surviving Corporation”). The Merger was consummated on June 15, 2020.

Upon its terms of the Merger Agreement, all equitable interests of the Target converted into the right to receive 925,000 shares of common stock of Rivulet Media, $0.0001 par value per share, distributed pro rata to the members of the Target. Each share of common stock of Merger Sub effectively remained one share of common stock of the Surviving Corporation.

Item 9.01
Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, the Company intends to file all financial statements required by this item, if any, by an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)
Pro Forma Financial Information.

Pursuant to Item 9.01(b)(2) of Form 8-K, the Company intends to file all pro forma financial information required by this item, if any, by an amendment to this Current Report on Form 8-K to be filed within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)
Exhibits.

2.1
Agreement and Plan of Merger by and among Rivulet Media, Inc., Maughan Music, Inc., and Maughan Music Group LLC, dated May 28, 2020, incorporated by reference to Exhibit 2.1 of the Form 8-K filed on June 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2020

Rivulet Media, Inc., a Delaware corporation

By:	/s/ Mike Witherill
Mike Witherill, President

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